UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2006

ALLIANCE FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	000-15366 (Commission File Number)	16-1276885 (I.R.S. Employer Identification No.)

120 Madison Street, Syracuse, New York (Address of principal executive offices)	13202 (Zip Code)

(315) 475-4478
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|  | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|  | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|  | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

|  | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 REGULATION FD DISCLOSURE

                On September 14, 2006, Alliance Financial Corporation issued a press release announcing its cash dividend payable on October 10, 2006. That press release is furnished as Exhibit 99.1 to this report.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 14, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ALLIANCE FINANCIAL CORPORATION

Date: September 14, 2006	By: /s/ Jack H. Webb Jack H. Webb Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release Dated September 14, 2006